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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 22, 2000
                                                           -------------



                             RADIANT SYSTEMS, INC.
                             ---------------------
                           (Exact name of registrant
                         as specified in its charter)




             Georgia                    0-22065             11-2749765
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          (State or other            (Commission         (I.R.S. Employer
          jurisdiction of            File Number)       Identification No.)
          incorporation)



       3925 Brookside Parkway, Alpharetta, Georgia             30022
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         (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (770) 576-6000
                                                           --------------



         (Former name or former address, if changed since last report.)
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Item 2.  Acquisition or Disposition of Assets.

  On June 22, 2000, Radiant Systems, Inc., a Georgia corporation (the Company"), consummated the acquisition of TimeCorp, a workforce management and planning software business operation owned by VeriFone, Inc., a subsidiary of Hewlett-Packard. The transaction includes the purchase of substantially all of the assets of TimeCorp, including software products, intellectual property and client contracts.

  Headquartered in Atlanta, TimeCorp develops and deploys a complete suite of workforce management applications that enable its clients to be more productive and profitable as they compete in diverse industries such as general retail, grocery, automotive, hotels and food service. TimeCorp has its software installed in more than 15,000 sites across all industries.

Item 7.  Financial Statements, Pro Forma Financial Schedules and Exhibits.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Item No.                Exhibit Description

     99.1                    Press release dated June 22, 2000.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RADIANT SYSTEMS, INC.


                                 By: /s/ John H. Heyman
                                 --------------------------------
                                     John H. Heyman
                                     Executive Vice President and
                                     Chief Financial Officer

Dated:  June 27, 2000
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                                 EXHIBIT INDEX


    Exhibit
     Number                             Exhibit Name
    -------                             ------------
      99.1                     Press Release dated June 22, 2000